UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2009

Date of Report (Date of earliest event reported)

Quality Distribution, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices) (Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 27, 2009, Quality Distribution, LLC (“QD LLC”), QD Capital Corporation (“QD Capital,” and together with QD LLC, the “Issuers”) and QD Risk Services, Inc. (“QD Risk”) entered into a Second Supplemental Indenture to the Indenture governing the Issuers’ 9% senior subordinated notes due 2010, dated as of November 13, 2003, among the Issuers, the guarantors named therein and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “9% Indenture”), pursuant to which QD Risk agreed to be a guarantor under the 9% Indenture and be bound by the terms of the Indenture applicable to guarantors party thereto.

On August 27, 2009, the Issuers and QD Risk entered into a Second Supplemental Indenture to the Indenture governing the Issuers’ senior floating rate notes due 2012, Series A, dated as of January 28, 2005, among the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Series A Indenture”), pursuant to which QD Risk agreed to be a guarantor under the Series A Indenture and be bound by the terms of the Indenture applicable to guarantors party thereto.

On August 27, 2009, the Issuers and QD Risk entered into a Supplemental Indenture to the Indenture governing the Issuers’ senior floating rate notes due 2012, Series B, dated as of December 18, 2007, among the Issuers, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Series B Indenture”), pursuant to which QD Risk agreed to be a guarantor under the Series B Indenture and be bound by the terms of the Indenture applicable to guarantors party thereto.

On August 27, 2009, QD Risk entered into supplements to the guarantee and collateral agreements which secure the senior secured asset-based loan revolving facility (the “ABL Facility”) of Quality Distribution, Inc. (“QDI”) and QD LLC pursuant to which it agreed to guarantee all obligations under the ABL Facility and granted a lien over its assets to secure such obligations.

Item 7.01	Regulation FD Disclosure

On August 28, 2009, QDI announced that its wholly owned subsidiaries, the Issuers, are commencing private exchange offers (the “Exchange Offers”) to exchange (a) the Issuers’ new 10% Senior Notes due 2013 (the “New Senior Notes”) and, in certain cases, certain cash consideration for any and all of the Issuers’ Senior Floating Rate Notes due 2012, Series A (the “Old Series A Notes”), and Senior Floating Rate Notes, Series B (the “Old Series B Notes” and together with the Old Series A Notes, the “Old Senior Notes”), and (b) either (i) the Issuers’ 11% Senior Subordinated PIK Notes due 2013 (the “New Subordinated Notes” and, together with the New Senior Notes, the “New Notes”), or (ii) cash consideration up to a combined aggregate maximum of $7.5 million (the “Cash Pool”) for the Retail Tender Offer (as defined below) and such exchange offer (and, if the Cash Pool is exhausted and the cash consideration is prorated, an amount of New Subordinated Notes) for any and all of the Issuers’ properly tendered and accepted outstanding 9% Senior Subordinated Notes due 2010 (the “Old Subordinated Notes” and, together with the Old Senior Notes, the “Old Notes”). In connection with the Exchange Offers, the Issuers are soliciting consents from holders of the Old Notes to certain proposed amendments to the indentures governing the Old Notes (the “Consent Solicitations”).

On the same day, QDI also announced that the Issuers are commencing a tender offer (the “Retail Tender Offer”) to purchase, with up to $7.5 million of cash, the Issuers’ properly tendered and accepted outstanding Old Subordinated Notes.

The Registrant is furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. This information, which has not previously been reported, is derived from an Offering Memorandum that is being disseminated in connection with the Exchange Offers and Consent Solicitations described above and an Offer to Purchase that is being disseminated in connection with the Retail Tender Offer described above. The Registrant is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the press release of the Registrant, dated August 28, 2009, announcing the private Exchange Offers and Consent Solicitations and the Retail Tender Offer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

10.1	Second Supplemental Indenture to the indenture governing the Issuers’ 9% senior subordinated notes due 2010, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon, as trustee.

10.2	Second Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series A, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.3	Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series B, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Disclosure regarding Quality Distribution, LLC in connection with the commencement of private exchange offers and consent solicitations and retail tender offer by Quality Distribution, LLC and QD Capital Corporation on August 28, 2009.

99.2	Text of press release, dated August 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC. (Registrant)

Date: August 28, 2009	By:	/s/ JONATHAN C. GOLD
	Name:	Jonathan C. Gold
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
10.1	Second Supplemental Indenture to the indenture governing the Issuers’ 9% senior subordinated notes due 2010, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon, as trustee.

10.2	Second Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series A, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.3	Supplemental Indenture to the indenture governing the Issuers’ senior floating rate notes due 2012, Series B, dated as of August 27, 2009, by the Issuers, the guarantors named therein, QD Risk and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Disclosure regarding Quality Distribution, LLC in connection with the commencement of private exchange offers and consent solicitations and retail tender offer by Quality Distribution, LLC and QD Capital Corporation on August 28, 2009.

99.2	Text of press release, dated August 28, 2009.